Exhibit 10.14(b)


 Schedule of Secured Convertible Notes (new financings on November 15, 2005 and December 7, 2005) issued by NCT Group, Inc. to Carole Salkind and outstanding as of December 7, 2005



                                                                 Conversion
    Issue Date           Due Date             Principal           Price (a)
    ----------           --------             ---------           ---------
     11/15/05            05/15/06           $   300,000            $0.0100
     12/07/05            06/07/06               300,000            $0.0100


                                           -----------------
                                               $600,000
                                           =================


(a) Note conversion price will be the greater of: (i) the lowest last sale price of NCT's common stock during the five-day period comprised of the date ofhe note, date preceding and three dates following; or (ii) the par value of NCT's common stock on the date the conversion notice is delivered to NCT.